SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):  December 22, 2000
                                                           ---------------------

                         United Park City Mines Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


      1-3753                                                87-0219807
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(Commission File Number                        (IRS Employer Identification No.)


    P.O. Box 1450, Park City, Utah                                 84060
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  (Address of Principal Executive Offices)                       (Zip Code)


                                  801.649.8011
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               (Registrant's Telephone Number, Including Zip Code)


                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Items.

         Effective the 31st day of October, 2000, the registrant elected to extend the joint venture previously announced on Form 8-K, dated June 30, 2000, with DMB Park City ("DMB"), an affiliate of DMB Realco, LLC. The joint venture is intended to develop and market land for a luxury, multi-use development pursuant to certain of the registrant's rights and interests in approximately 4,200 acres of property located in the Deer Valley and Park City ski resort areas of Utah.

         Under the terms and conditions of the operating agreement of the joint venture, the registrant was entitled to terminate the joint venture prior to September 30, 2000, if in the exercise of its sole discretion, it did not approve a conceptual plan for the development of the subject properties provided by DMB. In addition, the registrant was entitled to terminate the joint venture if it did not approve the business plan or budget proposed by DMB for the joint venture on or before such date.

         The registrant did not approve the business plan submitted by DMB by September 30, 2000, and, therefore, the parties to the joint venture agreed to extend the date by which such approval would be required to October 31, 2000. Following continuing discussions, the parties agreed to extend the approval date again to January 10, 2001.

         In addition to the risk factors detailed in the 2000 Annual Report of the registrant filed on Form 10-KSB on March 29, 2000, in the proxy statement filed on Form 14A on April 27, 2000, and in the current report on Form 8-K filed on June 30, 2000, which risk factors are incorporated herein by this reference, there can be no assurance that the registrant will be able to enter into other contractual arrangements with other parties on terms which would not be materially different from the terms of the operating agreement and contribution agreement contemplated by the joint venture.

Item 7.  Financial Statements and Exhibits.

         (a)               Financial Statements.  Not Applicable.
                           --------------------

         (b)               Pro Forma Financial Information.  Not Applicable.
                           -------------------------------

         (c)               Exhibits.
                           --------

                           10.18 Second Amendment to Operating Agreement, dated as of October 31, 2000, by and among UPK/DMB, L.L.C., United Park City Mines Company, and DMB Park City, LLC.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              United Park City Mines Company


Date: December 22, 2000       By: /s/  Michael Salmond
      -------------------         ---------------------------------------
                                        Michael Salmond, Chief Financial Officer

Exhibit 10.18 / Second Amendment to Operating Agreement

                                SECOND AMENDMENT
                                       TO
                               OPERATING AGREEMENT
                                       OF
                                  UPK/DMB, LLC

This Second Amendment to Operating Agreement of UPK/DMB, LLC ("Amendment") is entered into as of October 31, 2000 between United Park City Mines Company, a Delaware corporation ("UPK"), and DMB Park City, LLC, an Arizona limited liability company ("DMB"), as the sole members of UPK/DMB, LLC, a Delaware limited liability company ("Company").

                                    RECITALS

     A. UPK and DMB have formed the Company and have entered into that certain Operating Agreement of UPK/DMB, LLC ("Agreement") as of June 15, 2000 and a First Amendment to Operating Agreement dated October 2, 2000 (as amended, the "Operating Agreement").

     B. The Company, UPK and DMB also have entered into a Contribution Agreement dated June 15, 2000.

     C. Pursuant to the terms of the Operating Agreement, UPK did not approve the proposed Initial Conceptual Plan, the Initial Conceptual Business Plan and the Initial Budget (collectively, the "Initial Business Plan") offered by DMB by the deadline of October 31, 2000, and absent this Amendment the Operating Agreement and the Company would have been terminated automatically under the terms of the Operating Agreement.

     D. UPK is willing to permit DMB to consider and consider and discuss with UPK or others (pre-approved by UPK) a broader or different transaction from that contemplated by the Operating Agreement ("Potential Transaction").

     E. UPK and DMB, as the sole Members of the Company now wish to amend the Agreement as herein set forth.

NOW, THEREFORE, the Members amend the Agreement as follows:

1. The Automatic Termination of the Company under Sections 5.4, 5.5, and 5.6 of the Operating Agreement is suspended, subject to the matters set forth hereinafter, from the date hereof through January 10, 2001 ("Suspension Period"); provided, however, that either of UPK or DMB may, at any time and for any reason in its sole and absolute discretion, by written notice to the other terminate the Company as of the date of such written notice prior to the end of the Suspension Period, and upon such termination the Business Plan shall be deemed to have been disapproved as of October 31, 2000, and absent further agreement there shall be an Automatic Termination of the Company on January 10, 2001 at the end of the Suspension Period for failure of UPK to have approved the Initial Business Plan as of October 31, 2000 which shall not be subject to the dispute Resolution Procedures of Section
     5.12 of the Operating Agreement. Since each member shall have the right to so terminate for any reason in its sole and absolute discretion, no decision to terminate by a Member during the Suspension Period shall be subject to the Dispute resolution procedures of Section 5.12 of the Operating Agreement.

2. UPK hereby consents to the negotiation by DMB of the Potential Transaction with UPK or other parties pre-approved by UPK and such negotiation shall not be a breach of any duty of DMB under the Operating Agreement.

3. During the Suspension Period, DMB shall have no obligation to (a) take any further affirmative action ("Action") whatsoever with respect to any aspect of its duties under the Operating Agreement, including without limitation, the planning and zoning of the Project, all of which duties and obligations are suspended during the Suspension Period, or (b) make any further Capital Contributions under Section 2.3(b) or otherwise, or to pay, for any obligations incurred after the suspended automatic Termination Date of October 31, 2000. Notwithstanding the foregoing, DMB shall have the right to take in its reasonable discretion affirmative actions during the Suspension Period with respect to the planning and zoning of the Project which are consistent with and in furtherance of the Business Plan and the Project and in connection therewith, DMB shall have the further right, in its discretion, to direct such consultants and other third party contractors in their activities during the Suspension Period. Notwithstanding the foregoing, UPK shall also have the right to proceed with the planning and zoning of the Project. UPK and DMB shall consult with each other and coordinate any activities under the preceding two sentences.

4. DMB agrees promptly to pay or to reimburse UPK for payment of $268,936.47 for fees and expenses incurred to or for contractors, consultants, and related items prior to October 31, 2000 on behalf of the Company all as specified in information provided herewith to DMB on United Park City Mines Company Customer Balance Detail dated November 29, 2000. UPK confirms that there are no other amounts billed or to be billed by contractors or consultants to UPK for work prior to or during the Suspension Period for which the Company would be responsible un less specifically agreed to by DMB in its sole and absolute discretion. The provisions of this paragraph 4 are not intended to cover any amounts which the City of Park City may bill UPK, DMB or the Company relating to, or for expenses or obligations of DMB to pay such amounts shall be governed by the provisions of the Operation Agreement.

5. During the Suspension Period, neither UPK nor DMB shall enter into any agreements on behalf of the Company nor incur any obligations or expenses for which the Company will or may be held responsible without the express prior written consent of the other, which consent may be given or withheld in each Member's sole and absolute discretion, provided, that UPK shall be permitted in its sole and absolute discretion to enter into agreements on behalf of UPK. Any fees or expenses for consultants and other third party contractors which DMB directs or engages during the Suspension Period shall be at the expense of DMB.

6. All capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. All references to "Agreement" in the Agreement shall hereafter refer to the Operating Agreement as amended by this Amendment. Except as amended by the Amendment, the Operating Agreement shall remain in full force and effect.

Executed as of the date above first written.

                              DMB PARK CITY, LLC, an Arizona
                              limited liability company

                              By:      DMB Realco, LLC, an Arizona
                                       limited liability company, Sole
                                       Member

                                       By:      DMB Associates, Inc., an
                                                Arizona corporation,
                                                Manager



                                                By:  (signature illegible)
                                                Its: ---------------------


                                UNITED PARK CITY MINES COMPANY,
                                a Delaware corporation

                                By: /s/ Joseph Lesser
                                Its: Chairman